The Lincoln National Life Insurance Company:

Lincoln Life Flexible Premium Variable Life Account R

Supplement Dated May 1, 2009

To the Product Prospectus for:

Lincoln SVUL

The information in this supplement updates and amends certain information contained in the last Product Prospectus you received.  Keep this supplement with your Prospectus for reference.

Lincoln Life has created and made available to you new Sub-Accounts which purchase shares of the funds listed below.  Those funds are referred to as “underlying funds”.  Please refer to the prospectus for each underlying fund, which is included in Part 2, for comprehensive information on the underlying funds.

The following information is added to the “Funds” section of your prospectus:

AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.

•                  AllianceBernstein VPS Global Thematic Growth Portfolio (Class A): Maximum capital appreciation.

(formerly AllianceBernstein VPS Global Technology Portfolio)

Janus Aspen Series, advised by Janus Capital Management LLC

•                  Enterprise Portfolio (Service Class): Long-term growth.

(formerly Mid Cap Growth Portfolio)

•                  Worldwide Portfolio (Institutional Shares): Long-term growth.

(formerly Worldwide Growth Portfolio)

Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.

•                  LVIP Delaware Foundation Aggressive Allocation Fund (Standard Class): Long-term capital growth.

(Subadvised by Delaware Management Company)

This fund will not be available until the merger with the LVIP UBS Global Asset Allocation Fund is complete.

•                  LVIP UBS Global Asset Allocation Fund (Standard Class): Total return.

(Subadvised by UBS Global Asset Management (Americas) Inc. (UBS Global AM))

The Board of Trustees of the Lincoln Variable Insurance Products Trust has approved a reorganization pursuant to which the assets of the LVIP UBS Global Asset Allocation Fund would be acquired and the liabilities of such fund would be assumed by the LVIP Delaware Foundation® Aggressive Allocation Fund in exchange for shares of the LVIP Delaware Foundation® Aggressive Allocation Fund. This reorganization is subject to the approval of the LVIP UBS Global Asset Allocation Fund’s shareholders. This reorganization is expected to occur in June 2009.

Putnam Variable Trust, advised by Putnam Investment Management, L.L.C.

•                  Global Health Care Fund (Class IB): Capital appreciation.

(formerly Health Sciences Fund)

Fund Expenses:  The following information is added to the “Portfolio Expense Table” in your product prospectus.

Fund	Management Fees	12(b)1 Fee	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses Without waivers or reductions	Total waivers and reductions	Total Fund operating expenses with waivers and reductions
LVIP Delaware Foundation Aggressive Allocation Fund (Standard Class)(1)(2)	0.75%	0.00%	0.11%	0.03%	0.89%	(0.13)%	0.76%

(1) “Other Expenses, “Acquired Fund Fees and Expenses” and Annual Fund Operating Expenses” in connection with the fund and funds (Pro Forma) have been estimated since the fund has not yet commenced. The advisor has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund in excess of $100 million. This waiver will continue at least through April 30, 2010, and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(2) The adviser has contractually agreed to reimburse the fund to the extent that the fund’s Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.73% of average daily net assets. The agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.